Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Francis A. Rebello, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-QSB of Southern Sauce Company, Inc. for the quarter ended June 30, 2006 (the "Form 10-QSB"), that the Form 10-QSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Southern Sauce Company, Inc. for the period covered by the Form 10-QSB.


Date: August 4, 2006                    By: /s/ Francis A. Rebello
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                                            Francis A. Rebello, Treasurer